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                                                                   Exhibit 32.02

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2006

                                              By:    /s/ James McDade
                                                     ----------------
                                                     James McDade
                                                     Chief Financial Officer

    The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).







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